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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                                  pursuant to

                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ----------------------

                       Date Of Report (Date Of Earliest
                        Event Reported): July 15, 1997

                           PEOPLE'S CHOICE TV CORP.
            (Exact name of registrant as specified in its charter)

         Delaware                  0-21920                 06-1366643
 (State of incorporation)  (Commission File Number)    (I.R.S. Employer
                                                       identification number)

                        Two Corporate Drive, Suite 249
                          Shelton, Connecticut 06484
         (Address of principal executive offices, including zip code)

                                (203) 925-7900
             (Registrant's telephone number, including area code)

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Item 5.         Other Events
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                The common stock of PCTV will continue to be listed on the
Nasdaq National Market (NNM) due to a temporary exception from the net tangible assets requirement of The Nasdaq Stock Market, Inc. The temporary exception, which was granted by a panel authorized by the Nasdaq Board of Governors after a hearing on June 26, 1997, is subject to certain conditions. In the event PCTV is unable to meet the conditions, PCTV expects that its common stock will be delisted from the NNM.


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                                   Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 15, 1997

PEOPLE'S CHOICE TV CORP.


By: /s/ Donald E. Olander
   -----------------------------
Name: Donald E. Olander
Title: Vice President